CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES

                        Supplement to Prospectuses dated
                          May 1, 2000 and June 1, 2000

Effective July 3, 2000, Michael B. Stokes no longer manages the Fund.

Effective July 3, 2000, John E. Maack, Jr. began managing the Fund.

As a result, the third paragraph under the caption Crabbe Huson under the sub-section INVESTMENT SUB-ADVISORS AND PORTFOLIO MANAGERS is revised in its entirety as follows:

John E. Maack Jr., CFA, joined Crabbe Huson Group, Inc., (Crabbe Huson) in July, 1988. From July, 1988 to July, 1999 Mr. Maack served as a portfolio manager and securities analyst. After a sabbatical, he returned to employment in December, 1999 as director of equities, portfolio manager and securities analyst. Mr. Maack previously managed the Fund from its inception, June 1, 1999, to July, 1999, prior to his sabbatical.


                                                              July 21, 2000